Exhibit 10.22.1

AMENDMENT TO THE GENERAL SERVICES AGREEMENT

Supplier Name:	YODLEE, INC.	Agreement Number:	CW529464

Supplier Address:	3600 Bridge Parkway, Suite 200, Redwood City, CA 94065	Amendment Number:	CW533700

Supplier Telephone:	650-980-3600	Amendment Effective Date:	6/30/14

This Amendment (“Amendment”) is made as of the effective date set forth above to that General Services Agreement, by and between Yodlee, Inc. (“Supplier” or “Yodlee”) and Bank of America, N. A. (“Bank of America”), dated June 5, 2007, as amended (“GSA”). Each capitalized term used but not defined herein shall have the meaning assigned in the GSA.

WHEREAS, Bank of America and Supplier entered into the GSA in order to set forth the terms and conditions pursuant to which Supplier provides certain services to Bank of America;

WHEREAS, the parties desire to extend such Services;

NOW THEREFORE, in consideration of the promises and accords made herein, and the exchange of such good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank of America and Supplier agree as follows:

1.	Term of the Agreement. The “Expiration Date” on the cover page of the Agreement is hereby amended to December 31, 2017.

2.	Section 6.5 of the Agreement is hereby amended by adding the following as a new final row to the table contained in such Section:

For 2015 – 2017	[****]

3.	Sections 7.1 through Sections 7.3 are hereby replaced with the following Sections 7.1 through 7.3.

“7.1 Supplier shall electronically conduct purchase order and invoice transactions in accordance with the then-current requirements specified by Bank of America, including, but not limited to, use of the Ariba Network. The Supplier shall, at no additional cost to Bank of America, ensure Supplier has the capability to transact utilizing the Ariba Network or other processor network designated by Bank of America. Supplier shall be responsible for payment of any fees assessed by Ariba or any other processors for registration, participation in or use of the Ariba Network or any other processor network. Under no circumstance shall Bank of America be liable for any costs, fees or other liabilities arising out of or related to Supplier’s use of Ariba or any other processor designated by Bank of America.

7.2 Supplier shall submit invoices on a monthly basis, and invoices shall contain such detail as Bank of America may reasonably require from time to time, including reference to this Agreement. Bank of America requires Supplier to bill for Services and tangible personal property separately. Bank of America also requires Supplier to include, on the face of the invoice, the “ship to” address for any purchase of tangible personal

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property and the location where the Services are performed. Amounts shall be invoiced promptly after the Services performed or Work Product delivered. Amounts not invoiced by Supplier to Bank of America within three (3) months after such amounts could first be invoiced under this Agreement may not thereafter be invoiced, and Bank of America shall not be required to pay such amounts.

7.3 Payments will be made according to Bank of America’s then-current payment policies. Bank of America requires Supplier to accept payment through electronic media in one of the following agreed upon methods a credit card using the Bank of America ePayables process, ACH, or electronic check. In the event that the agreed upon method of payment is through the Bank of America ePayables process using purchase cards, the Supplier shall, at no additional cost to Bank of America, ensure Supplier has the capability to process purchasing cards, prior to submitting invoices to Bank of America.”

4.	Section 9.6 is hereby added to the Agreement.

“9.6 Supplier shall, and shall be responsible for ensuring that Supplier’s Representatives and Subcontractors shall, perform all obligations of Supplier under this Agreement in compliance with all laws, rules, regulations and other legal requirements applicable to Supplier as well as applicable to Bank of America as and to the extent such laws, rules, regulatory guidance, regulations and legal requirements relate to the Services (all such laws, rules, regulatory guidance, regulations and legal requirements being, hereinafter, “Applicable Laws.” Additionally, Supplier shall, and shall be responsible for ensuring that Supplier’s Representatives and Subcontractors shall, perform all applicable obligations of Supplier under this Agreement in compliance with all applicable policies, procedures and other instructions of Bank of America, as may be amended from time to time. Applicable policies, procedures and other instructions will be provided to Supplier by Bank of America.

Supplier shall implement policies, procedures, training and guidelines to ensure compliance with Applicable Laws for the Services provided, In addition, Supplier shall ensure that applicable Supplier’s Representatives and Subcontractors successfully complete and implement, on an annual basis, such mandatory training as Bank of America shall from time to time require in connection with compliance with Applicable Laws as they relate to the Services, which mandatory training may be revised, replaced or terminated at any time and from time to time at Bank of America’s sole discretion. Supplier and its Representatives and Subcontractors shall follow the applicable and reasonable procedures, processes, and guidelines outlined in the mandatory training. Bank of America shall be responsible for ensuring that Supplier receives all updated mandatory training. Upon Bank of America’s request and pursuant to Section 13 (Supplier Personnel) of this Agreement, any Supplier Representative or Subcontractor who fails to successfully complete Bank of America’s mandatory training on an annual basis shall be immediately removed from working on the Bank of America account. The foregoing is not intended to be applicable to process servers in the course of serving process nor upon licensed attorneys during the course of their appearance with a Bank of America customer before a court of law.

Upon prior written notice during normal business hours and at such reasonable time as Bank of America may determine, Bank of America may, upon delivery of written notice to Supplier, audit, test, or inspect Supplier and its Representatives and Subcontractors with respect to Supplier’s policies, procedures and controls in connection with, and compliance with, Applicable Laws as they apply to the Services. Bank of America will determine the scope of such assessments and such assessments shall be subject to Applicable Laws and will not include information petertaining to Supplier’s other customers. The Parties shall agree on the date, time, location and duration of the audit, tests or inspection, provided that it or they shall take place not later than thirty (30) Business Days of the written notice. Unless otherwise agreed between the Parties and in addition to the Audit rights set forth in Section 20, such audits, tests, or inspections will be performed no more than every twelve months, unless there are operational or compliance risks or significant regulatory change that warrants additional audits, tests or inspections. Supplier shall promptly remediate any material deficiencies found with respect to compliance with Applicable Laws as a result of such audits, tests or inspections. Supplier’s failure or refusal to remediate any such material deficiencies within ninety (90) days of written notice to Supplier shall be deemed a “Termination Event” entitling Bank of America to terminate this Agreement pursuant to Section 5.2 of this Agreement (Termination).”

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5.	Section 15.13 is hereby added to the Agreement.

“15.13 To the extent Supplier will store, process, transmit or otherwise access or possess cardholder data in connection with the Services provided under this Agreement, Supplier understands and acknowledges its obligation to secure cardholder data and to adhere to the Payment Card Industry Data Security Standard (PCI DSS) for the protection of cardholder data throughout the Term of this Agreement and any Renewal Terms. The PCI DSS may be found at www.pcisecuritystandards.org. Supplier further understands it is responsible for the security of cardholder data in the possession or control of any Subcontractors it engages to perform under this Agreement. Such Subcontractors must be identified to and approved by Bank of America in writing prior to sharing cardholder data with the Subcontractor. In support of this obligation, Supplier shall provide appropriate documentation to demonstrate compliance with applicable PCI DSS requirements by Supplier and all identified Subcontractors. Failure to discharge this obligation may be considered by Bank of America to be a Termination Event under subsection 6.3 (a) of the Section entitled “Term and Termination”.”

6.	Section 16.1, is hereby amended by replacing section (b) in the sentence thereof with the following:

“(b) any material breach in a representation, covenant or obligation of Supplier contained in this Agreement.”

7.	Section 17.2, is hereby replaced with the following Section 17.2:

“Except as otherwise set forth herein, each party’s total liability under this Agreement shall be [****].”

8.	Section 18.4 is hereby added to the Agreement:

“Starting in calendar year 2014, at no additional charge to Bank of America and consistent with the efficient performance of the Agreement, Supplier shall agree to contribute $5,000 in 2014 and $10,000 annually thereafter to the Bank of America Small and Diverse Business Education Fund which is managed by a non-profit third party organization independent of Bank of America. All donations are tax deductible contributions on behalf of the donating company and are payable annually by January 31st for the previous calendar year. Supplier also agrees to report such contribution by the date payable in writing to Bank of America in accordance with Bank of America’s reporting process.”

9.	Section 20.2, Audit, is hereby replaced with the following Section 20.2

“20.2 Supplier shall provide at its expense on an annual basis a copy of an independent audit firm attestation, assurance and/or audit report covering Supplier’s operations as a services organization providing Services and Products under this Agreement. Such reports may include, but not be limited to, a current Shared Assessment Report of Agreed Upon Procedures, an SSAE 16, Type II Audit Report (or any successor or replacement reports hereafter provided for by the American Institute of CPAs (AICPA) or any successor organization) and ISAE 3402 (or any successor or replacement reports hereafter provided for by the International Auditing and Assurance Standards Board (IAASB) or any successor organization), in each case as may be required by Bank of America. If current reports are not available, Supplier will engage a reputable U.S. or internationally recognized certified public accounting firm to conduct the audit and prepare the applicable reports. Each report will cover a minimum six (6) calendar month period, prior to date of report, of each calendar year during the Term. Bank of America reserves the right to expand the scope of controls to be covered in any such attestation, assurance and/or audit report prepared during the Term. Supplier shall provide Bank of America with the scope of the audit and a complete copy of each report prepared in connection with such audit within thirty (30) calendar days after it receives such report.”

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10.	Section 27.14 is hereby added to the Agreement:

“27.14 All Bank of America Content and all Web Site or mobile pages or components Supplier develops that will be branded with the Bank of America name or logo, have the “look and feel” of the Bank of America Web Sites, or that are designated by Bank of America, and all Web Site hosting services Supplier provides, shall conform to the “Web Content Accessibility Guidelines,” of the Worldwide Web Consortium available at http://www.w3.org/TR/WCAG20 or the “Mobile Accessibility Guidelines” of the Worldwide Web Consortium available at http://www.w3.org/WAI/mobile/, as applicable. Supplier shall conform with “Level AA,” which provides for satisfaction of Priority 1 and 2 Checkpoints, as defined in such Guidelines. Supplier shall revise promptly, at Supplier’s expense, any Bank Content or Web Site pages or components developed, or Web Site hosting services provided, by Supplier to bring them into compliance as reasonably determined by Bank of America.”

11.	Commencing January 1, 2015, Schedules B and B-1 are deleted and replaced with the attached Schedule B-1.

12.	Commencing September 1, 2014, Schedules C-1 and C-2 are hereby deleted in their entirety and replaced with the attached Schedules C-1 and C-2.

13.	Schedule E, Background Checks, is deleted and replaced with the attached Schedule E.

YODLEE, INC.		BANK OF AMERICA, N.A.
(“Supplier”)		(“Bank of America”)

By:	/s/ Brad Beals	By:	/s/ Chandra Torrence
Name:	Brad Beals	Name:	Chandra Torrence
Title:	VP, Finance and Treasurer	Title:	SVP; Sourcing Manager
Date:	6/30/14	Date:	6/30/14

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SCHEDULE B-1

My Portfolio Fees

1. [****]

2. Monthly Active User Fees. Beginning on January 1, 2015, Bank of America shall pay a monthly fee for each Active User under SCHEDULE A-1 and A-2 (“Monthly Active User Fees”). Supplier shall calculate the Monthly Active User Fees at the end of each calendar month based on the table below, and Supplier shall invoice Bank of America for such Monthly Active User Fees within thirty (30) days following the end of each calendar month. Bank of America shall pay such Monthly Active User Fees within thirty (30) days after its receipt of Supplier’s invoice for such Monthly Active User Fees.

Number of Active Users [****]	Monthly Per Active User Fee Per Month
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]

3. Committed Active User Fees. Bank of America may elect to switch to Committed Active User Fees, as described in the Committed Active User Fees Schedule below (“Committed Active User Fees”), by providing

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Supplier with ninety (90) days prior written notice. Once Bank of America elects to switch to the Committed Active User Fees, it may switch back to the Monthly Active User Fees described in Section 2 above by providing Supplier with one hundred eighty (180) days prior written notice.

COMMITTED ACTIVE USER FEES
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

By way of example only, in the event of [****]

4. Accounts and Refreshes. Yodlee will refresh (meaning attempt to acquire data from a Data Source) all valid, available, Active User Accounts according to its standard refresh schedule. In addition, individual Users may refresh accounts when they manually login to the Bank of America Services. In no event shall Bank of America otherwise initiate or implement any system, process or method that has the intent or effect of causing additional Account refreshes. Notwithstanding any other provision, the number of refreshes per Account per day shall not exceed an average of one and one-half (1.5). In the event any of the foregoing four (4) sentences is violated, Supplier reserves the right to collect an additional reasonable refresh fee per each additional refresh in excess of the average. Prior to collecting any additional refresh charges, Supplier will provide written notice to Bank of America of the amount and method of calculation, of the proposed refresh charges, along with sufficient detail for Bank of America to understand the reasons for the proposed charges, and Bank of America will thereafter have a thirty (30) day period to make any adjustments necessary to avoid such additional refresh charges. For avoidance of doubt, Supplier shall only be permitted to charge any excess refresh charges if Bank of America is unable to make the adjustments necessary to avoid such charges.

5. Professional Services.

In the event that Bank of America engages Supplier to perform Professional Services in connection with the Aggregation Service, the rates described below in Appendix 1 shall apply.

6. [****]

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Appendix 1 to SCHEDULE B-1

[****]

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SCHEDULE C-1

YODLEE PLATFORM SUPPORT LEVELS AND PROCEDURES (SLA)

Yodlee shall provide Bank of America (“Bank of America” or “Company”) access to Yodlee technical support personnel to assist Bank of America with the resolution of problems with the Yodlee Services described on the Product Schedule(s). A sufficient number of trained, qualified personnel shall be designated by Yodlee to respond to telephone and web inquiries by Bank of America in accordance with the provisions and response times as set forth in this SLA. Bank of America will escalate problems to Yodlee after having provided the first level of support (Tier 1 support) to Bank of America’s Registered Users. Additional product-specific SLA terms (if applicable) are attached to the relevant Product Schedule(s) and are incorporated herein by reference.

In addition to the Audit rights in Section 20 of the Agreement, Yodlee agrees to participate in technology summits or other similar meetings to review the stability and performance of the Services herein. Yodlee will make continuous efforts to improve upon the performance and stability of the Services and will reasonably consider all suggestions related to such performance made by Bank of America.

A.	DEFINITIONS

1.	“Action Plan” means the plan of the Support Engineer on how to resolve a Service Request once it is accepted into the engineer’s work log. An action plan will consist of a Problem Statement, steps to resolve, and estimated time to resolution.

2.	“Agent” or “Data Agent” means the site-specific code that traverses a Data Source’s web pages or makes a direct, electronic connection to a Data Source to obtain data.

3.	“Agent Errors” [****].

4.	“Business Day” means 7am Pacific Time (“PT”) to 7 pm PT Monday through Friday, excluding Yodlee Holidays.

5.	“Data” means Customer Data retrieved by Yodlee from a Data Source.

6.	“Data Quality Event” means an event where the Data is not complete or correct, as specified in Section C herein, provided that Data Quality Events shall not include Data issues due to reasons beyond Yodlee’s control, such as UAR Errors and Site Errors.

7.	“Defect” means a software defect, acknowledged by Yodlee with a bug tracking number and associated with a Service Request, that prevents the Service from operating as described in the documentation or causes the Service to operate in a manner materially different than described in the documentation.

8.	“Emergency Maintenance” means critical system changes that cannot wait for Scheduled Maintenance. These changes could destabilize the system if not addressed expeditiously.

9.	“Failed Customer Interactions” means the sum of (i) the number of Active Users that attempt, but fail, to access the Services when the Service is inaccessible due to a failure by Supplier or its Subcontractors or other cause within Supplier’s reasonable control plus (ii) the number of Active Users that attempt, but fail, to access any significant feature or service within the Hosted Application including, but not limited to, the Finapp and java server pages failure to render results resulting in unavailable content and/or account information displayed to the end user. FCI and six sigma calculation will be based on current BAC monitoring methodology as of the amendment effective date of the initial (single) page load at time of user login.

10.	“Held Away Account” means an account at an institution other than Bank of America.

11.	“Hotfix” means one specific Defect fix for a given case (usually relates to a P1 Service Request).

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12.	“Major Release” means a major upgrade to the product containing new features along with product defect fixes.

(Version number X.x.x)

13.	“Minor Release” means a scheduled update to a Major Release that includes some new features.

(Version number x.X.x)

14.	“Maintenance Release” means a scheduled update to a Minor Release to correct and consolidate defects.

(Version number x.x.X)

15.	“Priority” means the Table C priority level assigned to each individual Service Request.

16.	“Problem Definition” means the phase where the problem is identified and a problem statement is prepared and presented to Bank of America.

17.	“Problem Statement” means a concise statement defining the problem.

18.	“Scheduled Maintenance” means system/software/Service maintenance that are scheduled to fix non critical errors and implement system/software/Service changes.

19.	“Site Errors” means the types of failures that relate to Data Source errors, due to a maintenance window, network, datafeed or system outage, or other internal failure at the Data Source. These are not regarded as product or service “defects”, and are therefore not subject to the SLA commitments defined herein. Site-related failures are measured daily and are measured reported as an aggregate percentage. A current list of Site Error codes (which Yodlee may update periodically) will be provided.

20.	“Service Request” means a problem that is reported by Bank of America. A unique ID number identifies each Service Request.

21.	“Technical Support Initial Response Time” means the period that starts when Bank of America or member of Technical Support Staff opens a Service Request (as defined by the assignment of a unique Service Request ID number).

22.	Total Customer Interactions” means the number of unique Active Users that access the Service or access any significant feature or function within the Hosted Application

23.	“UAR Error” or User Action Required Error” means the types of failures that result from a dependency on a Registered User. This may be the result of inaccurate information provided by the Registered User or the need for a Registered User to perform some action on the Data Source before the Data Agent can be successfully executed. These are not regarded as product or service “defects”, and are therefore not subject to the SLA commitments defined herein. A current list of UAR Error codes (which Yodlee may update periodically) will be provided.

24.	“Update” means the periodic update given to Bank of America on the status of the Service Request that will include: a statement of the problem, what has been done to this point to resolve the problem, what the next steps are toward reaching resolution and estimated time to resolution.

25.	“Yodlee CustomerCare” means Yodlee’s online system for reporting, escalating, and resolving customer issues, Bank of America’s usage of which is limited solely to the following modules and features absent a separate Yodlee CustomerCare Product Schedule and Bank of America’s payment of additional Yodlee CustomerCare fees: Administration Module, Customer Management Module (including Customer Profile Data), and Group Policy Manager.

B.	OPERATIONS METRICS

1.	Service Availability

Supplier shall maintain and operate all Services seven days per week, 24 hours per day, subject to Scheduled Maintenance described below. Bank of America will

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provide the applicable number of Failed Customer Interactions caused by lack of Service Availability to Supplier, (i) using actual data, or in the case that actual data is unavailable, (ii) a corresponding period of time on a similar day from the past year during which the applicable feature or service was operational (i.e. if a feature was unavailable on a Sunday from 4-6PM, then Bank of America will use total number of customer interactions during the 4-6PM Sunday slot from a similar Sunday during the past year) and determining the percentage of Active Users who were impacted based on a technical assessment and applying such percentage to the incident timeframe. Upon Supplier’s request, Bank of America will provide the information that it uses to prepare the Failed Customer Interaction calculation with Supplier, so Supplier can verify the calculation.

In the event that Yodlee’s own assessment of the service availability (FCI’s) differs significantly from that provided by Bank of America, Parties agree to work in good faith to resolve the discrepancy by reviewing applicable monitoring data and usage information from available data sources.

Service Level Standards:

General Availability - Failed Customer Interaction: Sigma score of [****]

and

Recurring FCI Incidents: [****] or more Incidents that generate greater than [****] in any calendar month

Liquidated Damages:

a)	General Availability: The liquidated damages set forth immediately below for each calendar month with a Sigma score [****] will result in liquidated damages credits as follows for all FCIs in such calendar month. If the number of Active Users changes materially, the Parties will mutually agree on updates to the FCI Range chart accordingly:

Monthly Sigma score	Liquidated damages credits per FCI in such calendar month
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]By way of example and not by way of limitation, if the TCI’s for a calendar month are [****] and the FCIs are [****], and the sigma score is 4.4 and the [****], Supplier would issue a credit of [****].

The current or most recent MSA or amendment that includes a Monthly Active User Fees table will be used for FCI credit calculations.

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Monthly FCI Credit Limits

•	[****] credit (liquidated damages) for any single month that service falls below [****] sigma score

•	[****] credit (liquidated damages) for any month where a [****] month or in a period of [****] months that service falls below [****] sigma score

[****]

2.	Scheduled Maintenance/Downtime

a.	Yodlee shall provide Bank of America with at least [****]calendar days notice of any Scheduled Maintenance.

b.	Scheduled Maintenance shall not exceed [****] hours downtime in a particular instance and [****] in aggregate in any given month unless pre-approved by BAC.

c.	Standard Scheduled maintenance windows are Saturdays from 10:00 pm to 2:00 am PT (1:00 am-5:00 am ET)

d.	On occasion, Emergency Maintenance may be required. Emergency Maintenance may include, but is not limited to security related issues and/or technical problems that could impact the availability of the Service. In such cases, Yodlee will notify Bank of America prior to downtime as time permits.

3.	Outage Reports

a.	Yodlee will provide a preliminary Root Cause Analysis (RCA) report (SLA Exhibit II) within [****] of restoral of [****]incidents and will provide a detailed RCA within five business days thereafter unless otherwise agreed to by the Parties in writing.

b.	Yodlee will provide a detailed RCA within 5 business days for all incidents from the time of restoral. In the case of[****], an RCA is only required if more than [****]Users are impacted.

C.	DATA QUALITY METRICS

Yodlee will meet the following coverage, reliability, and population data quality service levels when collecting and storing data.

1.	Data Source Coverage

a.	Yodlee will support the Data Sources that (a) are part of Yodlee’s master list of Data Sources or (b) are made available to Bank of America pursuant to sub-section 1.b below.

b.	Yodlee’s obligation to meet the aforementioned requirements is subject to the following:

•	Yodlee will expend all commercially reasonable efforts to add and adequately test Data Sources.

•	Unavailability of a Data Source to Yodlee’s Data Agent due to any of the following reasons shall not be construed as a violation of the Data Quality Metric described in this Section.

•	The non-existence of an electronic interface containing Data.

•	A Data Source electronically blocking access that prevents a Data Agent from gaining access to Data. However, if such Data Source had previously provided access, then Yodlee shall use commercially reasonable efforts to restore access to such Data Source.

•	Legal action by or agreement with the Data Source that prevents Yodlee from legally gaining access to Data via supported methods.

•	User authentication methods employed by the Data Source that result in incompatibility with the Data Agent and Yodlee’s Data collection infrastructure.

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c.	New Data Sources; Dedicated Data Team.

Subject to Bank of America’s payment of a separately contracted Dedicated Data Team resource fee, the Dedicated Data Team members will make New Data Sources available to Bank of America based on prioritization established by Bank of America, provided that such New Data Sources are not to be accessed via direct datafeed. New Data Sources to be accessed via direct datafeeds will require Professional Services SOWs and a datafeed agreement with each such New Data Source.

The Dedicated Data Team will be responsible for adding and maintaining new Data Sources that Bank of America has requested, or any other Data-related tasks as communicated in writing by Bank of America. The priority of those new Data Sources will be assigned by the Bank of America.

On a monthly basis, the Dedicated Data Team will report to the Bank of America the status of their Data Source additions or other requested Data-related services provided by the Dedicated Data Team, including, but not limited to Data Sources that they added, Data Sources that are waiting to be added, technical or administrative problems with their addition of a Data Source or other requested task, and the resolution of any such previously report past problems.

d.	Data Quality Population Rates

Yodlee will collect Data corresponding to the following data fields when the indicated fields are available from the Data Source for a given account. The following assumptions related to “Population Rates” apply:

•	“Population Rates” are averages for which the indicated field contains an accurate value (value is NOT NULL and is equal to the Data provided by the Data Source) for a calendar month and are measured across the aggregate of all accounts registered by Active Users of the Service provided to Company.

•	“Population Rates” will be calculated for:

•	The Data Sources that contribute to the top [****] of the volume across the Yodlee Ecosystem.

•	Active Users

•	“Population Rates” will be calculated across both Held and Held Away Data Sources. Therefore, Data Feeds provided directly by Bank of America for all accounts held within that Institution will contribute to the population rate committed below.

•	“Population Rates” shall be measured over a monthly average, and will be available on the 5th day of the Month for the monthly period ending on the last Business Day of the previous month.

•	Yodlee will provide monthly reports that can be used to assess compliance to the minimum Population Rate requirements.

•	Yodlee will commit to the following Population Rates per each of the Primary Yodlee Data Containers outlined in the below table. In this example, the “Population Rate” will be derived as an aggregated population rate over a prescribed number of monitored fields within the container ([****]).

Primary Yodlee Data Containers

Container Name	Description	Population Rate

Bank Account	Bank account data provides information about any type of deposit or current account and denotes the top level consumer accounts at any institution. The information includes the most recent details about a consumer’s account such as available balance, current balance, etc.	[****]

Credit Card	Card account data provides information about the credit card accounts and denotes top level account information at any institution. It	[****]

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Container Name	Description	Population Rate

includes the latest details of consumers accounts such as running balance, credit (current) available, transactions since last statement, and a list of zero or more statements.

Investment	Investment account data provides information about the investment accounts and denotes top level consumers accounts at any institution.	[****]

Insurance	Insurance account data provides information about different types of insurance and related fields that Yodlee supports. It includes insurance provider, insured amount, premium due, etc.	[****]

Loan/Mortgage	Loan account data provides information about the loans and/or mortgages and denotes top level account information at any institution.	[****]

Yodlee agrees to use commercially reasonable efforts to improve Data Agent quality using the results of such Data Population assessments and to reduce the incidence of Data Quality Events for the Data Sources pursuant to this SLA.

e.	Data Quality Events

A.	“Data Quality Event” shall be deemed to have occurred where the above mentioned Data Population SLAs are not met.

B.	Measuring Impact Of A “Data Quality Event”

1.	When a Data Quality Event is reported Yodlee will identify a) the time period over which the Data Quality Event occurred based on review of Yodlee internal records, b) assess if the event affected some or all Active Users who accessed the site during the period the Data Quality Event occurred, c) tabulate the overall impact of the Data Quality Event by identifying the total number of Active Users who accessed the site during the period the Data Quality Event occurred.

2.	Monthly, Yodlee will report [****] metrics for Data Quality Events during a particular month: a) percent of Active Users affected, b) number of Active Users affected by the Data Quality Events, and c) percent of total Active Users affected by the event. Reference sample report in SLA Exhibit I.

C.	Data Quality Performance

If the Population Rate is less than [****] in a calendar month,

Yodlee shall:

•	Provide Bank of America with a root cause analysis including corrective action plan; and

•	Apply a credit of [****] against the monthly invoice for Active User Fees

D.	AGENT ERRORS

Reference sample report Agent Errors Report in SLA Exhibit I.

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Yodlee Data Agents will meet the following performance levels:

1.	Agent Errors on Bank of America accounts

If more than [****] of accounts held by Active Users are impacted by an Agent Error in a month Yodlee shall:

•	Provide Bank of America with a root cause analysis.

If more than [****] of accounts held by Active Users are impacted by an Agent Error in a [****], Yodlee shall:

•	Provide Bank of America with a root cause analysis; and

•	Provide Bank of America with a written corrective action plan; and

•	Apply a credit of [****] against the monthly Active User Fees.

If more than [****] of accounts held by [****] Active Users are impacted by an Agent Error in any [****] within a rolling [****] month period, Yodlee shall:

•	Provide Bank of America with a root cause analysis;

•	Provide Bank of America with a written corrective action plan; and

•	Apply a credit of [****] against the monthly Active User Fees.

2.	Agent Errors on Held-Away Accounts

Agent Errors on Held-Away Accounts will be calculated for Active Users across the Data Sources that make up the top [****] of volume. If more than [****] of such accounts [****] Active Users are impacted by an Agent Error in a month Yodlee shall:

•	Provide Bank of America with a root cause analysis.

If more than [****] of accounts held by [****] Active Users are impacted by a an Agent Error in any [****] within a rolling [****] month period, Yodlee shall:

•	Provide Bank of America with a root cause analysis;

•	Provide Bank of America with a written corrective action plan; and

•	Apply a credit of [****] against the monthly invoice usage fees. for [****] Active Users with Held-Away Accounts.

E.	USER ACTION REQUIRED CONDITIONS

User Action required applies to accounts where the Registered User has been notified that their credentials in the Yodlee Service need updating in order for the Agent to continue successfully accessing their site information, or where some other condition requires the Registered User to take action to re-enable Date retrieval. Credential updates include user login ID, passwords, challenge questions and other multi-factor authentication information required by the target site. Other conditions can include acknowledging additional or supplemental user terms and conditions at the Data Source. In those instances where the Registered User has received such notice and fails to take the required action within 90 days of the notification the condition will no longer be counted against the following metrics.

1.	User Action Required on Bank of America accounts (feed or scraped): If more than [****] of accounts held by [****] Active Users are impacted by a User Action Required condition in a month Yodlee shall provide Bank of America with a root cause analysis.

2.	User Action Required on Held-Away accounts: If more than [****] of accounts held by [****] Active Users are impacted by User Action Required condition in a month Yodlee shall Provide Bank of America with a root cause analysis.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Reference sample report in SLA Exhibit II.

PRIORITY DEFINITION TABLE

BANK OF AMERICA SHALL ASSIGN PRIORITY BASED UPON THE FOLLOWING DEFINITIONS:

Priority	Priority Definition

P1

A catastrophic error resulting in loss of Service that includes but not limited to:

•      The Service is not available.

•      A critical Service function is unavailable or unable to be performed, causing an immediate and very high level of impact on, economics, operations, or brand.

•      An incident that impacts multiple customers or business units and has the potential to have a high level of impact on Registered Users, economics or operations, or that causes a regulatory or compliance breach.

•      An incident that, if not resolved within the Availability commitments will impact multiple customers or business units and have the potential to have a high level of impact on customers, economics or operations or an incident resulting from degraded performance to an enterprise implementation of the Service.

•      Security breach.

•      A software error rendering the application/service unusable

P2

A partial failure resulting in loss of capacity, features or functionality of the Service that includes but is not limited to:

•      An incident has an immediate and moderate level of impact on business operations with no work around available

•      Service or system failure that impacts Registered Users.

•      Significant degradation in response time or functional performance [Example: page load times go from 5 seconds to 10 seconds over a period of hours]

•      Software error that impacts standard features and functionality resulting in the Service being critically restricted in use

•      All Data issues due to controllable reasons.

P3

A partial failure resulting in loss of capacity, features or functionality of the service impacting Registered Users that includes but is not limited to:

•      An incident that has a low level of impact on business operations and typically affects a single or low number of Registered Users.

•      A software error that impacts a minor feature and/or function of the Service impacting Registered Users.

•      Any problem that is not a P1 or P2

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F.	TECHNICAL SUPPORT RESPONSE TIME TABLE

	Issue Type	Initial Response	Problem Definition and Action Plan	Updates	Time To Resolution

[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]

[****]

•	[****]Software defect or error is defined as specific to Yodlee code and that of its Subcontractors and not any other 3rd party software or that of Bank of America.

•	If Bank of America and Yodlee agree on a resolution period for a specific problem, this will be noted in Customer Care ticket.

•	When an incident is reported, an incident ticket will be opened and will remain open until Supplier provides and confirms restoral of the incident. Once the incident is restored, a new, separate incident ticket will be opened and tracked if the incident occurs again (regardless of when it occurs).

Primary:
Sr.Manager, Client Services
Name:
Email:
Office:

Alternate:
VP, Client Services
Name:
Email:
Office:

VP, Saas Infrastructure & Delivery
Name:
Email:
Office:

SVP, Operations and Information Security
Name:
Email:
Office:

Liquidated Damages for Failure to meet Technical Response Time to Resolution:

If Supplier experiences a P1 Application or Systems incident and no fix has been provided in [****] hours, Supplier will pay an amount equal to [****] of that month’s Monthly Active User fees.

If Supplier experiences a P1 Application or Systems incident and no fix has been provided in [****] hours, Supplier will pay an amount equal to [****] of that month’s Monthly Active User fees

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If Supplier experiences a P2 Application or Systems incident and no fix has been provided in [****], Supplier will pay an amount equal to [****] of that month’s Monthly Active User fees

If Supplier experiences a P2 Application or Systems incident and no fix has been provided in [****], Supplier will pay an amount equal to [****] of that month’s Monthly Active User fees

Excluding then unsupported new site requests and any items that Bank of America has agreed to hold a subsequent Supplier release, for each month that Supplier has more than [****] P3 Application or Systems incidents that have been open longer than [****] days, Supplier will pay an amount equal to [****] of Monthly Active User fees. Note that this will apply to all relevant incidents still open in any month even if they were counted in the previous month. Elapsed time due to dependencies on Bank of America inputs or direction will not be considered as part of any Yodlee time to resolution.

General Procedures For All Credits Under this Schedule C-1

•	All credits under this Schedule C-1 shall be applied against the monthly usage or transaction fees for specific Service or product

•	For any one occurrence or series of events (“Event”) which give rise to credits or liquidated damages, Bank of America will only be entitled to the highest applicable percentage of credits or liquidated damages associated with that Event. For example, if in a given month an Event occurs or is continuing from a previous month, which gives rise to a Service Availability credit of X% and also causes certain resolution commitments for Application issues to be missed resulting in liquidated damages of Y%, then Bank of America would be entitled to the greater of X or Y but not both. In no event can the total of monthly credits and liquidated damages exceed the monthly usage or transaction fees for that specific Service or product paid to Yodlee.

•	Supplier will automatically deduct any applicable credits and liquidated damages from a monthly invoice. To receive any applicable additional credits or liquidated damages not so applied, Bank of America must request such from Supplier within ninety (90) days of the occurrence of the event giving rise to the right of that credit or those liquidated damages.

G.	PROBLEM NOTIFICATION

1.	If internal monitoring and/or support resources detect a P1 incident, Yodlee will notify Bank of America and resolution of the incident will follow the P1 process.

a.	If Bank of America detects a P1 incident; Bank of America will notify Yodlee support via phone (1-650-980-3700).

b.	For P2 and P3 incidents, Bank of America will notify Yodlee support by opening a Service Request in the Yodlee CustomerCare tool.

c.	Upon receipt of notification, Yodlee shall assign a Service Request to the incident reported by Bank of America and provide a tracking number to Bank of America.

d.	Regardless of the mechanism used to report the incident, if Bank of America does not receive a response from Yodlee within the guidelines set forth in Section B of this SLA, Bank of America should contact Yodlee per SLA Exhibit III below.

e.	Support hours of operation are 7x24.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

f.	Yodlee expects Bank of America to identify, investigate and attempt to resolve Registered User issues prior to contacting Yodlee. In the event Bank of America is not able to resolve the problem, it should be escalated to Yodlee Support using the above process. Registered User email threads should not be forwarded to Yodlee Support without summarized detail. Bank of America should have the following information available when opening a Service Request in the Yodlee CustomerCare tool:

1.	Date Observed:

2.	Feature:

3.	Registered User’s User Name/s:

4.	Registered User’s Email Address:

5.	Client OS:

6.	Client Browser type and Version:

7.	Site Display Name:

8.	Member Item ID:

9.	Specific to a Site:

a.	If No, list additional Sites:

10.	Expected Result:

11.	Actual Result:

a.	Error Code:

b.	Actual Result Frequency:

c.	Repeatable by Others: Yes/No

12.	Steps to Reproduce:

a.

13.	Additional Info/Attachments:

H.	PRODUCT LIFECYCLE

Yodlee will support the then-current Major Release of each Service plus two Major Releases back (e.g., if the then current Major Release is 9.x, support per this SLA would be provided for 9.x, 8.x, and 7.x). If a Defect is discovered during this phase, Yodlee will respond and address the Defect in accordance with the provisions of this SLA. Yodlee will make new Major Releases generally available to its clients no more frequently than once per year on average.

Once a Major Release is more than two versions older than the then-current Major Release, that version will be deemed “EOL” and Defect support per this SLA will no longer be available (e.g. when the current Major Release is 9.x, version 6.x will no longer be supported per this SLA). Yodlee Support will attempt to answer questions concerning the EOL version of the product, but support will not be provided per the requirements of this SLA.

I.	MINOR AND MAINTENANCE RELEASES

In conjunction with the above Product Lifecycle, Yodlee will provide BANA with Minor Releases and Maintenance Releases on a periodic basis for no additional fee. The frequency of Maintenance Releases will depend upon the number of field reported escalations from BANA and/or Defects reported from Yodlee Support, Operations, Engineering and QA groups. For P1 issues Yodlee will promptly provide a Hotfix once that fix becomes available (coded and tested). Yodlee will obtain Bank of America advance approval for all releases that impact Bank of America code.

J.	REPORTS

Yodlee will provide the following to BANA on a daily basis by at 10 p.m. eastern of the following day:

Daily Refresh Health Summary Report

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yodlee will provide the following to BANA on a weekly basis by the second day at 5 p.m. eastern the following week:

User Report

Yodlee will provide the following to BANA on a monthly basis by the 10th day at 5 p.m. eastern of the following month:

1.	Scorecard Metrics: SR volume, Average Response Time, Average Resolution Time, SLA achievement.

2.	Save for a Goal usage summary report

3.	Category based usage summary report

4.	Population Report

5.	List of added, deleted and re-branded Site report

K.	FILE FEEDS

Yodlee to provide BANA a custom BAC My Portfolio data extract file for previous day activity by 10:00 am ET every day. Monday morning files will contain all data. All other days will have a delta from the previous day.

Late or missed files will be escalated to Yodlee through the standard escalation process.

L.	SLA’S FOR SOW’S WITH CODE DELIVERY

Unless otherwise outlined in the Statement of Work, the following SLA’s for code delivery will apply to all Statements of Work under this Agreement

•	Following the delivery of QA Certified code, Yodlee will make commercially reasonable efforts to adhere to the following Defect resolution SLA’s throughout CIT and SIT. Failure to meet the SLA target resolution will not constitute breach of the Agreement. Elapsed time due to dependencies on Bank of America inputs or direction will not be considered in the Yodlee resolution time.

•	Supplier will deliver code as needed and agreed between project teams during testing phases to correct all material defects in timely manner and as necessary to meet the project timeline.

•	The priority/Severity levels will be mutually agreed upon by the parties in accordance with the description in the Agreement

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Severity / Priority Code	Severity Value	Description	SLA Target Resolution
1	Urgent	As outlined in Schedule C-1, Section F to the Agreement	Emergency build if blocking issue, otherwise fixed by next scheduled QA build, typically within 48 hours.
2	High	As outlined in Schedule C-1, Section F to the Agreement	Test environment: Root Cause identification within 48 hours and documentation of anticipated fix date within 96 hours. All Urgent and High issues must be fixed prior to launch.
3	Medium	As outlined in Schedule C-1, Section F to the Agreement	Defect will be triaged and a fix date will be established prior to test cycle completion. Medium defects are rectified on a prioritized basis with Bank of America with the expectation that a resolution will be determined prior to launch.
4	Low	As outlined in Schedule C-1, Section F to the Agreement	Low defects are scheduled for resolution based on a prioritized basis with Bank of America and generally come after all Medium defects are resolved. Expectation is that a small number of Low defects may carry forward to post Launch.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

M.	PAGE LOAD TIMES

Web Page

SLA	Web Page Performance
Defined As:	The time taken for the server to render a web page, including but not limited to all Java Server pages and Finapp content and account information displayed to the end user for the Yodlee hosted services.
Goals:	Web Page Performance: Each page type will have a time bound service level as defined in Table A
Methodology

Yodlee will use its application performance monitoring (APM) system which represents real user experience for all Bank of America users to measure the web page load times as defined below in Table A.

All web pages called out in Table A will be measured in real time from the user browser to the Yodlee services and back.

Scheduled downtime and scheduled maintenance periods will be excluded from web page SLA measurements. In addition, all internet events that not within Yodlee control will be excluded from the calculation.

Average Page Load Time - Total time for each specific page to load divided by the total number of all specific pages rendered in a month. For each web page, a minimum of one thousand pages must be available in order for this calculation to be included in the liquidated damages (credit) determination.

Page Load Reporting: Supplier shall provide monthly reporting by the 15th day of the following month indicating the performance of pages outlined below If Bank of America or Supplier has concerns with the reporting, Supplier and Bank of America shall jointly work to satisfy such concerns. If not satisfied, Bank of America, at its option, may take over the reporting of this metric and will reasonably satisfy any questions by Supplier related to the method of calculations. If any SLA changes are needed to accommodate the change in reporting responsibility, the Parties will agree to such changes in writing.

If in the future changes are made to any of the pages that are part of Table A or Bank of America has concerns with the page load performance, both Yodlee and Bank of America will agree to review the page load time and reasonably negotiate any necessary adjustment to the metrics.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Expectations:

Yodlee will achieve or surpass the Web Page Performance levels stated below in Table A.

Failure to meet page load times: If Supplier fails to meet the Average Page Load Time for any given page by [****] or more seconds or fails to meet the maximum load percentage, Supplier will provide an Incident Report to Bank of America within five (5) business days. The incident report will outline the cause of the issue and the action plan for avoiding delays in the future.

Liquidated Damages: If Supplier fails to meet the Average Page Load Time for any given page by [****] or more seconds or fails to meet the maximum load percentage, Supplier will pay an amount equal to [****] of that month’s Monthly Active User fees.

Example: If in one month, Supplier experiences an Average Page Load Time of [****] seconds of the My Portfolio Account Groups pages with Monthly Active User fees of [****], the liquidated damages for that month shall be:

My Portfolio: [****]

TABLE A: Performance Render Time Standards by Page Type for the My Portfolio Service

Web Page	Render Time
Dashboard	Range: [****] seconds Average Page Load Time: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Account Summary	Range: [****] seconds Average Page Load Time:: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Transactions	Range: [****] seconds Average Page Load Time:: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Networth	Range: [****] seconds Average Page Load Time:: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Investments	Range: [****] seconds Average Page Load Time: Avg: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Real Estate	Range: [****] seconds Average Page Load Time: Avg: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Rewards	Range: [****] seconds Average Page Load Time::[****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Budgets	Range: [****] seconds Average Page Load Time: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Save for a Goal	Range[****] seconds Average Page Load Time:[****] seconds Maximum load percentage: [****] of pages loaded over[****] seconds.
Track Spending	Range: [****] seconds Average Page Load Time: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Categories	Range: [****] seconds Average Page Load Time: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.
Account Groups	Range: [****] seconds Average Page Load Time: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds

Bill Reminder	Range: [****] seconds Average Page Load Time: Avg: [****] seconds Maximum load percentage: [****] of pages loaded over [****] seconds.

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SLA EXHIBIT I – OPERATIONS, AGENT ERROR, AND USER ACTION ERROR

SAMPLE OPERATIONS MONTHLY REPORT

[****]

Production Full Outage Issues

•	05/05/2014 between 01:50 PM PST to 02:05 PM PST Network switches that support connection from the database servers to the disk storage arrays (EMC disk storage) went down and caused a database server failover. During the failover the web/app servers lost connection to the database servers. Once the data base server was up and running (after failover -few minutes), the web/app servers reconnected to the database and at that point service was fully restored.

Production Partial Outage Issues

•	None

Scheduled Maintenance

•	05/01/2014 10:00 PM to 05/02/2014 02:00 AM PST. Database maintenance for the patch upgrade. Also added a new node to the cluster group Completed: 240 Maintenance minutes used

•	05/22/2014 10:00 PM to 11:45 PM PST. Database maintenance Completed: 105 Maintenance minutes used

SAMPLE AGENT AND ACTION REQUIRED ERRORS MONTHLY REPORT

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SAMPLE DATA QUALITY EVENTS MONTHLY REPORT

Category	# Agent Errors Reported To Active Users	# Successful Updates Reported To Active Users	% Agent Errors	% Users Impacted
BAC Scrape or Feed Site	5,000	200,000	2.5%	.04%
Held-Away Accounts	1,000	50,000	2.0%	1.2%

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SLA EXHIBIT II

SAMPLE ROOT CAUSE ANALYSIS REPORT

Date:
Customer(s) affected:
Start Time:
Stop Time:
SR #
YCM #
SLA ticket #
Prepared by:

How was the Problem detected or reported:

Impact analysis:

Problem Summary:

Resolution:

Yodlee Escalation & Resources Involved:
Ops-Monitoring:
Customer-Care:
Ops-Support
Ops-Engg:
Ops-Mgmt:
DBA:
Sustaining:

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SLA EXHIBIT III

YODLEE ESCALATION CONTACT LIST

In the event that Yodlee has not met its SLA obligations within the time frame specified or Support received does not meet the spirit of this SLA, Bank of America may escalate a given issue according to this contact list.

Primary:

Sr. Manager, Client Services

Name:

Email:

Office:

Alternate:

VP, Client Services

Name:

Email:

Office:

VP, Saas Infrastructure & Delivery

Name:

Email:

Office:

SVP, Operations and Information Security

Name:

Email:

Bank of America Confidential

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE C-2

MFP Support Levels and Procedures

YODLEE PLATFORM SUPPORT LEVELS AND PROCEDURES (SLA)

Yodlee shall provide Bank of America access to Yodlee technical support personnel to assist Bank of America with the resolution of problems with the Yodlee Services described on the Product Schedule(s). A sufficient number of trained, qualified personnel shall be designated by Yodlee to respond to telephone and web inquiries by Bank of America in accordance with the provisions and response times as set forth in this SLA. Bank of America will escalate problems to Yodlee after having provided the first level of support (Tier 1 support) to Bank of America’s Registered Users. Additional product-specific SLA terms (if applicable) are attached to the relevant Product Schedule(s) and are incorporated herein by reference.

A.	DEFINITIONS

1.	“Action Plan” means the plan of the Support Engineer on how to resolve a Service Request once it is accepted into the engineer’s work log. An action plan will consist of a Problem Statement, steps to resolve, and estimated time to resolution.

2.	“Agent” or “Data Agent” means the site-specific code that traverses a Data Source’s web pages or makes a direct, electronic connection to a Data Source to obtain data.

3.	“Agent Errors” [****].

4.	“Business Day” means 7am Pacific Time (“PT”) to 7 pm PT Monday through Friday, excluding Yodlee Holidays.

5.	“Data” means Customer Data retrieved by Yodlee from a Data Source.

6.	“Data Quality Event” means an event where the Data is not complete or correct, as specified in Section C herein, provided that Data Quality Events shall not include Data issues due to reasons beyond Yodlee’s control, such as UAR Errors and Site Errors.

7.	“Defect” means a software defect, acknowledged by Yodlee with a bug tracking number and associated with a Service Request, that prevents the Service from operating as described in the documentation or causes the Service to operate in a manner materially different than described in the documentation.

8.	“Emergency Maintenance” means critical system changes that cannot wait for Scheduled Maintenance. These changes could destabilize the system if not addressed expeditiously.

9.	“Held Away Account” means an account at an institution other than Bank of America.

10.	“Hotfix” means one specific Defect fix for a given case (usually relates to a P1 Service Request).

11.	“Major Release” means a major upgrade to the product containing new features along with product defect fixes. (Version number X.x.x)

12.	“Minor Release” means a scheduled update to a Major Release that includes some new features. (Version number x.X.x)

13.	“Maintenance Release” means a scheduled update to a Minor Release to correct and consolidate defects. (Version number x.x.X)

14.	“Priority” means the Table C priority level assigned to each individual Service Request.

15.	“Problem Definition” means the phase where the problem is identified and a problem statement is prepared and presented to Bank of America.

16.	“Problem Statement” means a concise statement defining the problem.

17.	“Scheduled Maintenance” means system/software/Service maintenance that are scheduled to fix non critical errors and implement system/software/Service changes. These are primarily scheduled during weekend off hours.

18.	“Site Errors” means the types of failures that relate to Data Source errors, due to a maintenance window, network, datafeed or system outage, or other internal failure at the Data Source. These are not regarded as product or service “defects”, and are therefore not subject to the SLA commitments defined herein. Site-related failures are measured daily and are measured reported as an aggregate percentage. A current list of Site Error codes (which Yodlee may update periodically) will be provided.

Bank of America Confidential

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19.	“Service Request” means a problem that is reported by Bank of America. A unique ID number identifies each Service Request.

20.	“Technical Support Initial Response Time” means the period that starts when Bank of America or member of Technical Support Staff opens a Service Request (as defined by the assignment of a unique Service Request ID number).

21.	“UAR Error” or User Action Required Error” means the types of failures that result from a dependency on a Registered User. This may be the result of inaccurate information provided by the Registered User or the need for an Registered User to perform some action on the Data Source before the Data Agent can be successfully executed. These are not regarded as product or service “defects”, and are therefore not subject to the SLA commitments defined herein. A current list of UAR Error codes (which Yodlee may update periodically) will be provided.

22.	“Update” means the periodic update given to Bank of America on the status of the Service Request that will include: a statement of the problem, what has been done to this point to resolve the problem, what the next steps are toward reaching resolution and estimated time to resolution.

23.	“Uptime” means the total time the Service is available during a particular period. The total time reflects time taken to resolve all P1 problems.

24.	“Yodlee CustomerCare” means Yodlee’s online system for reporting, escalating, and resolving customer issues, Bank of America’s usage of which is limited solely to the following modules and features absent a separate Yodlee CustomerCare Product Schedule and Bank of America’s payment of additional Yodlee CustomerCare fees: Administration Module, Customer Management Module (including Customer Profile Data), and GroupPolicyManager.

B.	AVAILABILITY

Yodlee will expend commercially reasonable efforts to meet and/or exceed the following operational performance metrics:

1.	[****]% system uptime per month if test accounts (Yodlee credentials utilized to monitor the service) are provided by Bank of America (Scheduled or Emergency Maintenance excluded).

2.	[****]% system uptime per month if no test accounts (for the Service) provided by Bank of America (Scheduled of Emergency Maintenance excluded).

3.	Scheduled Maintenance/Downtime

a.	Yodlee shall provide Bank of America with at least [****] calendar days notice of any Scheduled Maintenance.

b.	Scheduled Maintenance shall not exceed [****] hours downtime in a particular instance and [****] in aggregate in any given month unless pre-approved by BAC.

c.	Standard Scheduled maintenance windows are Saturdays from 10:00 pm to 2:00 am PT (1:00 am-5:00 am ET)

d.	On occasion, Emergency Maintenance may be required. Emergency Maintenance may include, but is not limited to security related issues and/or technical problems that could impact the availability of the Service. In such cases, Yodlee will notify Bank of America prior to downtime as time permits.

4.	Outage Reports

a.	Yodlee will provide a Root Cause Analysis (RCA) report (SLA Exhibit II) within [****] of closure of P1 incidents.

5.	Credits - If for any reason Yodlee does not meet [****]% Service uptime, the following applies:

a.	For the first month that Service uptime is below [****]%, Yodlee shall:

•	Provide Bank of America with a root cause analysis of downtime events

•	Provide Bank of America with a written corrective action plan

b.	If Service uptime falls below [****]% for a [****], Yodlee shall:

•	Provide Bank of America with a root cause analysis of downtime events

•	Provide Bank of America with a written corrective action plan

•	Apply a credit of [****]% against monthly invoice for usage fees for the second month that Service uptime is below [****]%

Bank of America Confidential

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

c.	If Service uptime falls below [****]% for any [****], Yodlee shall:

•	Provide Bank of America with a root cause analysis of downtime events

•	Provide Bank of America with a written corrective action plan

•	Apply a credit of [****]% against monthly invoice for usage fees for the [****] month that Service uptime is below [****]%

d.	If Service uptime for any [****] month falls below [****]%, Yodlee shall:

•	Provide Bank of America with a root cause analysis of downtime events

•	Provide Bank of America with a written corrective action plan

•	Apply a credit of [****]% against monthly invoice for usage fees for the failed month

e.	If Service uptime falls below [****]% for any [****][****], Yodlee shall:

•	Apply a credit of [****]% against monthly invoice for usage fees for the [****] failed month, or

•	Bank of America shall have the right to terminate the Agreement.

SCHEDULE C-1, SECTIONS C THROUGH J AND SECTION L SHALL APPLY TO THE SERVICES IN SCHEDULE A-2

K.	PAGE LOAD TIMES

Web Page

SLA	Web Page Performance
Defined As:	The time taken for the server to render a web page, including all content and account information displayed to the end user for the Yodlee hosted services.
Goals:	Web Page Performance: Each page type will have a time bound service level as defined in Table A.
Methodology

Yodlee will use its application performance monitoring (APM) system which represents the real user experience for all Bank of America users to measure the web page load times as defined below in Table A.

All Web pages called out in Table A will be measured in real time from the user browser to the Yodlee services and back.

Scheduled downtime and scheduled maintenance periods will be excluded from web page SLA measurements. In addition, all internet events that are not within Yodlee control will be excluded from the calculation.

Average Page Load Time - Total time for each specific page to load divided by the total number of all specific pages rendered in a month. For each web page, a minimum of one thousand pages must be available in order for this calculation to be included in the liquidated damages (credit) determination.

Page Load Reporting:

Supplier shall provide monthly reporting by the 15th day of the following month indicating the performance of pages outlined below. If Bank of America or Supplier has concerns with the reporting, Supplier and Bank of America shall

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jointly work to satisfy such concerns. If not satisfied, Bank of America, at its option, may take over the reporting of this metric and will reasonably satisfy any questions by Supplier related to the method of calculations. If any SLA changes are needed to accommodate the change in reporting responsibility, the Parties will agree to such changes in writing.

If in the future changes are made to any of the pages that are part of Table A both Supplier and Bank of America will agree to review the page load time and make any necessary adjustments to the average performance numbers.

Expectations:

Yodlee will achieve or surpass the Web Page Performance levels stated below in Table A

Failure to meet page load times: If Supplier fails to meet the Average Page Load Time for any given page by one (1) or more seconds or fails to meet the maximum load percentage, Supplier will provide an Incident Report to Bank of America within five (5) business days. The incident report will outline the cause of the issue and the action plan for avoiding delays in the future.

Liquidated Damages: If Supplier fails to meet the Average Page Load Time for any given page by [****] or more seconds or fails to meet the maximum load percentage, Supplier will pay an amount equal to [****]% of that month’s Monthly Active User fees.

Example: If in one month, Supplier experiences an average page load time of [****] seconds for the My Financial Picture Account Groups pages with Monthly Active User fees of $[****] the liquidated damages for that month shall be:

My Financial Picture: [****]

TABLE A: Performance Render Time Standards by Page Type for the MFP Service

WEB PAGE	Monthly RENDER TIME
Networth Page	Range: [****] seconds Target Avg: [****] seconds. Maximum load percentage: [****]% of pages loaded over [****] seconds.
Log Out User’s Session from Yodlee	Range: [****] seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over [****] seconds.
Navigating within Yodlee Hosted solution- Account, Budget, Manage	Range: [****] seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over 9 seconds.
MY Rewards	Range: [****] seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over [****] seconds.
Budget	Range :[****]seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over [****] seconds.

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WEB PAGE	Monthly RENDER TIME
Manage account	Range: [****]seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over [****] seconds.
Dashboard	Range: [****]seconds Target Avg: [****] seconds Maximum load percentage: [****]% of pages loaded over [****] seconds.

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SLA EXHIBIT II

SAMPLE ROOT CAUSE ANALYSIS REPORT

Date:
Customer(s) affected:
Start Time:
Stop Time:
SR #
YCM #
SLA ticket #
Prepared by:

How was the Problem detected or reported:

Impact analysis:

Problem Summary:

Resolution:

Yodlee Escalation & Resources Involved:
Ops-Monitoring:
Customer-Care:
Ops-Support
Ops-Engg:
Ops-Mgmt:
DBA:
Sustaining:

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SCHEDULE E

Background Checks

BACKGROUND SCREENING GUIDELINES

•	In accordance with and subject to the terms and conditions of this Agreement, prior to any person being trained, assigned and beginning work for Bank of America (“Contract Person”) under this Agreement, Vendor shall administer the background screening guidelines and shall comply with the additional requirements all as set forth in this Schedule E.

Vendor shall keep copies of background screening documentation and provide certification of their completion to Bank of America when requested during the time that the Contract Person provides Services under this Agreement. Additionally, Vendor shall allow Bank of America to audit a Bank of America-determined random sample of redacted (personally identifiable information removed) screening documentation and compliance when requested.

•	Screening requirements:

1.	Validate United States citizenship or certification to work in the United States.

2.	If the Contract Person was previously employed by Bank of America or any of its Affiliates, confirm that the Contract Person is eligible for rehire. If not, that person may not be assigned to work at Bank of America.

3.	Search of Contract Person’s social security number to verify the accuracy of the individual’s identity and current and previous addresses.

4.	A comprehensive criminal background check of all criminal court records (misdemeanor, felony and federal courts) in each venue of the Contract Person’s current and previous home addresses for the past ten (10) years or as such time period permissible in accordance with law to the date of being assigned to work on Bank of America’s services.

5.	Vendor should obtain from Contract Person, a minimum of at least two (2) confirmed work references prior to assignment at Bank of America if required by the applicable Bank of America business unit and evidenced by a writing in their requirements document as may be updated from time to time.

6.	At Bank of America’s request and at Bank of America’s expense, Vendor will ensure completion of the verification of any post high school education or degrees (i.e., B.A., B.S., Associate, or professional certifications).

•	Vendor will comply with the following actions.

1.	Background checks will be conducted for every new assignment regardless of Contract Person’s previous assignment history except this shall not apply to lapses between assignments at Bank of America that are less than three (3) months.

2.	Vendor will work collaboratively with Bank of America and will not place any resources deemed ineligible for reassignment as designated by Bank of America’s approved vendor management system (which may include establishing a unique identifier for each Contract Person).

3.	Vendor will not assign or permit any Contract Person to provide Services under this Agreement who have not been placed on assignment in compliance with the procedures listed in this Schedule.

4.	Vendor will not assign any Contract Person who has been convicted of a criminal offense involving dishonesty or a breach of trust or money laundering, or has agreed to enter into a pretrial diversion program or similar program in connection with the prosecution for such offense as described in Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. 1829(a).

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5.	To the extent permitted by law, Vendor will not assign or permit any Contract Person to provide Services under this Agreement who, in the previous ten (10) year period, pled guilty to, no contest, or has been convicted of or entered a pretrial diversion program in connection with the prosecution of any criminal offense regardless of whether described as a felony or as a midemeanor involving dishonesty, a breach of trust, or money laundering (excluding traffic violations not involving personal or property damage); including but not limited to:

•	Purchase or Sale of a Security	• Manslaughter	•	Petit (Petty) Larceny
•	Burglary	• Rape	•	Use or Possession of Stolen Property
•	Counterfeiting	• Criminal Sexual Conduct	•	Arson
•	Forgery	• Crimes Against Children	•	Serious Assault
•	Extortion	• Embezzlement; Theft	•	Serious Battery
•	Murder	• Conspiracy	•	Domestic Violence
•	Making a False Statement to a Government Official, Law Enforcement Officer, or Under Oath	• Robbery	•	Terrorist Threats

6.	A Contract Person on assignment at Bank of America who has been assigned a unique Bank of America identifier (“NBK ID” or any similar or replacement identifier system) must complete mandated compliance training courses issued by Bank of America on a periodic basis as required by regulation and other requirements. Refusal to complete such mandated training courses will result in immediate termination of Contract Person’s assignment.

•	During the term of the Agreement, Vendor shall:

1.	Inform Bank of America immediately if it suspects or has determined that any Contract Person providing services under this Agreement is engaged in (1) unlawful activity involving or related to the services provided under this Agreement or (2) activity that would be a violation of the terms and conditions of this Agreement, including, but not limited to:

•	Insider Trading	•	Breach of confidentiality
•	Improper or illegal use of information obtained as a result of Contract Person’s performance of the Services under this Agreement	•	Abusive or inappropriate action or communication directed to a Bank of America employee
•	Making a false statement to a Bank of America employee	•	Sexual harassment of a Bank of America employee
•	Theft

2.	Provide reasonable cooperation to Bank of America in any Bank of America investigation of alleged breach of the terms of this Schedule by Contract Person.

•	Those Contract Persons placed within the Consumer Real Estate / Mortgage business and any other lines of business that may have similar requirements will have the following databases checked as part of the Financial Sanctions Search, such check to be administered by a Bank of America’s preferred service provider:

1.	General Services Administration List of Parties Excluded (GSA)

Any additional checks that are identified as a requirement will be documented in writing and submitted to Vendor for review, and Vendor will be allowed a reasonable and mutually agreed upon timeframe to implement such additional checks. In the event additional checks need to be conducted on currently engaged Contract Persons, such checks shall be at Bank of America’s expense based upon a mutually agreed process and timeline as evidenced in writing.

•	Pre-hire authorization and FINRA (Financial Industry Regulatory Authority) fingerprint screening and/or FBI fingerprint screening may be required for some Contract Person within certain lines of business at Bank of America locations. The process will be determined, managed and paid for by Bank of America and communicated to the Vendor.

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Vendor Personnel
Background Check/Fingerprinting Authorization Form

PLEASE PRINT LEGIBLY	TRY NOT TO TOUCH THE SIDES OF THE BOXES

Name (First, MI, Last)	Social Security Number	Date of Birth	Today’s Date
☐☐☐ – ☐☐ – ☐☐☐☐

Current Address – Street City State Zip Code	Telephone

Please read the following statements carefully before signing and completing this document. If you have any questions regarding the content of this document, please ask them of your Vendor representative before signing and completing.

•	I acknowledge and agree that I am an employee or subcontractor of (“Vendor”).

Print Name of Vendor / Employer

•	I further acknowledge that I am not an employee of Bank of America Corporation, or one of its predecessors, subsidiaries or affiliates, including but not limited to among others, Countrywide Home Loans, Inc., Countrywide Bank FSB, CWB Mortgage Ventures LLC, Countrywide KB Home Loans LLC, Fleet National Bank, LaSalle Bank, N.A. (collectively, the “Company”).

•	I further acknowledge that the Vendor employs me to, among other things, perform certain work and has placed me on assignment at the Company (the “Services”).

•	I understand that in addition to the specific requirements for employment eligibility required by the Vendor, federal and state laws may require the Company to perform additional fingerprinting and / or background checks from time to time.

•	I hereby give Bank of America permission to conduct additional fingerprinting and / or additional background checks as required by federal and state laws.

•	I hereby release Bank of America, its officers, directors, employees or agents and any such individuals, corporations, or organizations who provide such information or who conduct such inquiries from any liability for claims for damages in relation to such contacts or inquiries.

•	I understand that nothing contained in this document is intended to imply that I am an employee of the Company. I authorize the Company and / or its agents to conduct a thorough inquiry into all areas deemed necessary to validate my eligibility for continued placement on assignment to provide Services. I certify that all information provided on this Vendor Personnel Background Check Authorization Form is true and complete. I understand that any omission or misinformation on this form may prohibit my continued or future assignment to the Company or be grounds for an immediate removal from any ongoing assignment / placement with the Company whenever such omission or misinformation is discovered.

•	I understand that refusal to permit the described background investigation will result in the Company requesting that Vendor immediately remove me from any ongoing assignment / placement with the Company.

Signature	Date

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